    PHOENIX INVESTMENT PARTNERS
-------------------------------
                                 ANNUAL REPORT
                               -----------------


                                                     OCTOBER 31, 2000
                                                 --------------------------
            GOODWIN






                                                     PHOENIX
                                                     MULTI-SERIES TRUST











     [LOGO]PHOENIX
           INVESTMENT PARTNERS

    PHOENIX INVESTMENT PARTNERS
-------------------------------
                                 ANNUAL REPORT
                               -----------------


                                                     OCTOBER 31, 2000
                                                 --------------------------
            GOODWIN






                                                     PHOENIX-GOODWIN
                                                     MULTI-SECTOR SHORT
                                                     TERM BOND FUND











     [LOGO]PHOENIX
           INVESTMENT PARTNERS

MESSAGE FROM THE PRESIDENT

[PHOTO]

DEAR SHAREHOLDER:

  We are pleased to provide this annual report for the 12 months ended October 31, 2000. On the following pages, your Fund's portfolio manager reviews market events over the past year and discusses his current investment strategy and outlook. We hope you find his comments informative. If you have any questions, please call your financial advisor or contact us at 1-800-243-1574 or www.phoenixinvestments.com.

  "Past performance is no guarantee of future results." Every investor is familiar with this reminder that no one can predict accurately what your future investment return will be based on past performance results. As we've seen this year, financial markets can be quite changeable, revolving around investor perceptions as much as hard facts. Because of the market's ever-changing nature, many high-performing mutual funds may not repeat their gains from one year to the next.

  Establishing a long-term investment plan with the help of a trusted advisor is a crucial step in achieving your personal financial goals. Another critical ingredient to investor success is developing realistic expectations about your investments and about market performance.

  Our role is to help you build and preserve your capital over time. Your role is to adopt an investing discipline and maintain a long-term market perspective. Rely on your financial advisor to provide the insight and wisdom to keep you on track.

Sincerely,

/s/ Philip R. McLoughlin

Philip R. McLoughlin

OCTOBER 31, 2000

             Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, DAVID L. ALBRYCHT, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: Phoenix-Goodwin Multi-Sector Short Term Bond Fund's investment objective is total return. The Fund is appropriate for investors seeking high current income from a broadly diversified short-term bond fund. The Fund's duration is market neutral, approximately equal to the Fund's benchmark index. Investors should note that the Fund may hold foreign bonds, and foreign investments pose additional risk, such as currency fluctuation, less public disclosure, and political and economic uncertainty. The Fund may also invest in high-yielding fixed-income securities that are generally subject to greater market fluctuations and risk of loss of income and principal than are investments in lower yielding fixed-income securities.

Q: HOW HAS THE FUND PERFORMED OVER THE LAST 12 MONTHS?

A: For the fiscal year ended October 31, 2000, Class A shares returned 5.67%, Class B shares earned 4.95% and Class C shares rose 5.41%, in line with the 5.87% return for the Fund's benchmark index, the Merrill Lynch 1-2.99 Year Medium Quality Corporate Index(1). All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT WERE THE BEST PERFORMING AS WELL AS LEAST REWARDING MARKET SECTORS DURING THIS REPORTING PERIOD?

A: As they have over the past 12 months, Treasuries are outperforming all other sectors of the market as investors continue to reward the characteristics of liquidity and quality. Weakness in the Nasdaq Index(2) during the second part of the reporting period put the domestic high-yield sector under extra pressure. The ongoing need for capital was a concern as access to capital declined with the weaker equity markets.

Q: HOW WOULD YOU DESCRIBE YOUR CURRENT STRATEGY?

A: The domestic high-yield market has been jolted by rising rates, increasing default rates and mixed fundamentals. Historically, valuations are very favorable, just waiting for a market catalyst. We believe issue selection remains critical, and our strategy is to continue to overweight higher quality names and remain well-diversified by industry.

    We continue to overweight commercial mortgage-backed securities versus investment-grade corporates because of their strong excess return potential, in our opinion. Technical factors are strong, with issue supply down compared with last year. In addition, fundamentals remain strong in the real estate industry -- delinquencies are low, property values are rising, rental rates are improving and occupancy rates appear stable. Our holdings also include high quality residential mortgage-backed securities and taxable municipal issues.

    We continue to follow our investment strategy of investing in those sectors that offer the best relative value. This approach often leads us to emphasize evolving sectors of the bond market where inefficiencies exist that we believe can lead

(1) THE MERRILL LYNCH 1-2.99 YEAR MEDIUM QUALITY INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF TOTAL RETURN PERFORMANCE OF CORPORATE BONDS WITH MATURITIES OF 1-2.99 YEARS AND MEDIUM QUALITY RATINGS.
(2)THE NASDAQ INDEX MEASURES TECHNOLOGY-ORIENTED STOCK MARKET TOTAL-RETURN PERFORMANCE.
 THE INDICES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

to significant upside potential. As we move forward, we believe the portfolio is well-positioned to take advantage of attractive valuations in the non-Treasury sectors of the market.

Q: WHAT IS YOUR CURRENT MARKET OUTLOOK?

A: We view the environment as favorable for fixed-income investors with a long-term investment horizon. Our positive long-term outlook for fixed-income as an asset class, particularly in the non-Treasury sectors, is driven by a combination of attractive valuations and improving fundamentals. On the fundamental side, the bond market should continue to benefit from a slowing domestic economy, less restrictive Federal Reserve policy and moderating core inflation.

    While we are bullish on bonds over the long term, our near-term outlook is cautious, given the potential volatility associated with such variables as the election and the euro.

                                                                OCTOBER 31, 2000

Phoenix-Goodwin Multi-Sector Short Term Bond Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 10/31/00

                                                  INCEPTION   INCEPTION
                                1 YEAR  5 YEARS  TO 10/31/00    DATE
                                ------  -------  -----------  ---------
Class A Shares at NAV(2)         5.67%    6.56%        6.25%    7/6/92
Class A Shares at POP(3)         3.29     6.07         5.96     7/6/92
Class B Shares at NAV(2)         4.95     5.94         5.66     7/6/92
Class B Shares with CDSC(4)      3.48     5.94         5.66     7/6/92
Class C Shares at NAV(2)         5.41       --         3.13    10/1/97
Merrill Lynch Medium Quality
  Corporate Short-Term Bond
  Index(7)                       5.86     6.24       Note 5     Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 2.25% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 2% to 0% over a three year period.
(5) Index performance is 6.33% for Class A and Class B (since 6/30/92) and 5.82% for Class C (since 9/30/97), respectively.
(6) This chart illustrates POP returns on Class A shares and CDSC returns for Class B since inception.
(7) The Merrill Lynch Medium Quality Corporate Short-Term Bond Index is an unmanaged, commonly used measure of total return performance of corporate bonds with maturities of 1-2.99 years and medium quality ratings. The index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 10/31
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        PHOENIX-GOODWIN       PHOENIX-GOODWIN        MERRILL LYNCH
          MULTI-SECTOR          MULTI-SECTOR         MEDIUM QUALITY
      SHORT TERM BOND FUND  SHORT TERM BOND FUND  CORPORATE SHORT TERM
           CLASS A(6)            CLASS B(6)          BOND INDEX(7)
7/92                $9,775               $10,000               $10,000
92                  $9,814               $10,007               $10,281
93                 $10,647               $10,810               $11,049
94                 $10,689               $10,806               $11,263
95                 $11,788               $11,855               $12,332
96                 $13,075               $13,084               $13,159
97                 $14,393               $14,329               $14,110
98                 $14,516               $14,347               $15,118
99                 $15,324               $15,070               $15,762
00                 $16,192               $15,816               $16,687

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 7/6/92 in Class A shares and reflects the maximum sales charge of 2.25% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                       10/31/00
As a percentage of bond holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Corporate                   23%
Non-Agency Mortgage-Backed   18
Foreign Corporate            15
Municipal                    13
Foreign Government           11
Asset-Backed                 11
U.S. Government               9

Phoenix-Goodwin Multi-Sector Short Term Bond Fund

TEN LARGEST FIXED INCOME HOLDINGS AT OCTOBER 31, 2000 (AS A PERCENTAGE OF TOTAL
                                  NET ASSETS)

    1.  U.S. Government Securities                                     8.8%
        U.S. TREASURY NOTES
    2.  Countrywide Asset-Backed Certificates                          2.8%
        ASSET-BACKED SECURITY
    3.  Texas Water Resources Finance Authority                        2.5%
        MUNICIPAL BOND
    4.  TPSA Finance BV                                                2.5%
        FOREIGN CORPORATE BOND
    5.  Republic of Argentina                                          2.4%
        FOREIGN GOVERNMENT SECURITY
    6.  Mississippi State                                              2.2%
        MUNICIPAL BOND
    7.  Triangle Funding Ltd.                                          2.0%
        ASSET-BACKED SECURITY
    8.  Adelphia Communications Corp.                                  2.0%
        CORPORATE BOND
    9.  SUPERVALU, Inc.                                                2.0%
        CORPORATE BOND
   10.  Imperial CMB Trust                                             2.0%
        NON-AGENCY MORTGAGE-BACKED SECURITY

                        INVESTMENTS AT OCTOBER 31, 2000

                                            MOODY'S      PAR
                                             RATING     VALUE
                                          (Unaudited)   (000)      VALUE
                                          ------------  ------  -----------
U.S. GOVERNMENT SECURITIES--8.8%
U.S. TREASURY NOTES--8.8%
U.S. Treasury Notes 6.75%, 5/15/05......      Aaa       $3,300  $ 3,421,169
---------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $3,426,281)                                      3,421,169
---------------------------------------------------------------------------

MUNICIPAL BONDS--13.6%

CALIFORNIA--1.0%
San Diego County Pension Obligation
Revenue Taxable Series A 6.24%,
8/15/02.................................      Aaa         400       397,484

FLORIDA--1.3%
Tampa Solid Waste System Revenue Taxable
Series A 6.18%, 10/1/04.................      Aaa         500       489,490

ILLINOIS--1.9%
Chicago Tax Increment Taxable 6.25%,
6/1/02..................................      Aaa         750       745,958

MASSACHUSETTS--1.0%
Massachusetts Port Authority Revenue
Taxable Series C 6.05%, 7/1/02..........       Aa         400       396,112

MISSISSIPPI--2.2%
Mississippi State Taxable Series T
7.50%, 11/1/00..........................       Aa         855       855,000
                                            MOODY'S      PAR
                                             RATING     VALUE
                                          (Unaudited)   (000)      VALUE
                                          ------------  ------  -----------

NEW JERSEY--1.9%
New Jersey State Taxable Series G
6.375%, 8/1/03..........................       Aa       $ 750   $   743,145

PENNSYLVANIA--1.8%
Delaware River Port Authority PA & NJ
Revenue Taxable Series A 5.91%,
1/1/02..................................      Aaa         700       694,561

TEXAS--2.5%
Texas Water Resources Finance Authority
Revenue Taxable 6%, 8/15/02.............      Aaa       1,000       989,740
---------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $5,363,274)                                      5,311,490
---------------------------------------------------------------------------

ASSET-BACKED SECURITIES--11.2%

Advanta Equipment Receivables 98-1, A4
5.98%, 12/15/06.........................      Aaa         500       494,219

Advanta Mortgage Loan Trust 00-2, A3
7.76%, 5/25/18..........................      Aaa         750       757,266

Capita Equipment Receivables Trust 97-1,
B 6.45%, 8/15/02........................       Aa         375       372,656

Countrywide Asset-Backed Certificates
99-3, AF5 7.73%, 9/25/27................      Aaa       1,100     1,098,443

                       See Notes to Financial Statements                       5

Phoenix-Goodwin Multi-Sector Short Term Bond Fund

                                            MOODY'S      PAR
                                             RATING     VALUE
                                          (Unaudited)   (000)      VALUE
                                          ------------  ------  -----------
Fleetwood Credit Corp. Grantor Trust
96-A, B 6.95%, 10/17/11.................       A        $ 114   $   113,765
MBNA Master Credit Card Trust 98-C, C
6.35%, 11/15/05.........................     BBB(c)       525       513,023

Premier Auto Trust 97-3, B 6.52%,
1/6/03..................................       A          250       249,052

Triangle Funding Ltd. 98-2A, 3 8.58%,
10/15/04(d).............................     BBB(c)       800       797,269
---------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $4,400,321)                                      4,395,693
---------------------------------------------------------------------------

CORPORATE BONDS--23.7%

AIRLINES--0.3%
Continental Airlines, Inc. Series 97-2D
7.522%, 6/30/01.........................       Ba         111       109,518

BANKS (MONEY CENTER)--0.6%
First Union Institutional Capital I
8.04%, 12/1/26..........................       A          250       223,913

BROADCASTING (TELEVISION, RADIO & CABLE)--2.0%
Adelphia Communications Corp. 9.75%,
2/15/02.................................       B          800       794,000

BUILDING MATERIALS--1.3%
Nortek, Inc. 9.875%, 3/1/04.............       B          550       497,750

COMMUNICATIONS EQUIPMENT--0.8%
Crown Castle International Corp. 0%,
5/15/11(d)..............................       B          475       305,187

DISTRIBUTORS (FOOD & HEALTH)--1.2%
Bergen Brunswig Corp. 7.375%, 1/15/03...       Ba         500       469,330
FOODS--2.0%
SUPERVALU, Inc. 9.75%, 6/15/04..........      Baa         750       789,375

GAMING, LOTTERY & PARI-MUTUEL COMPANIES--4.0%
Horseshoe Gaming LLC Series B 9.375%,
6/15/07.................................       B          300       301,875

MGM Mirage, Inc. 9.75%, 6/1/07..........       Ba         500       512,500

Mandalay Resort Group 144A 9.50%,
8/1/08(b)...............................       Ba         400       408,000
                                            MOODY'S      PAR
                                             RATING     VALUE
                                          (Unaudited)   (000)      VALUE
                                          ------------  ------  -----------
GAMING, LOTTERY & PARI-MUTUEL COMPANIES--CONTINUED

Station Casinos, Inc. 10.125%,
3/15/06.................................       B        $ 349   $   352,490
                                                                -----------
                                                                  1,574,865
                                                                -----------

HEALTH CARE (HOSPITAL MANAGEMENT)--2.2%
HCA - The Healthcare Co. 8.75%,
9/1/10..................................       Ba         350       353,723

Tenet Healthcare Corp. 7.875%,
1/15/03.................................       Ba         500       492,500
                                                                -----------
                                                                    846,223
                                                                -----------

OIL & GAS (DRILLING & EQUIPMENT)--1.2%
R & B Falcon Corp. Series B 6.50%,
4/15/03.................................       Ba         500       477,500

OIL & GAS (EXPLORATION & PRODUCTION)--1.3%
Triton Energy Ltd. 8.75%, 4/15/02.......       Ba         500       519,375

PAPER & FOREST PRODUCTS--1.2%
Buckeye Technologies, Inc. 8.50%,
12/15/05................................     BB-(c)       500       487,500

POWER PRODUCERS (INDEPENDENT)--1.3%
Calpine Corp. 8.625%, 8/15/10...........       Ba         500       494,597

RETAIL (SPECIALTY)--1.4%
Musicland Group, Inc. 9%, 6/15/03.......       B          600       546,000

SERVICES (COMMERCIAL & CONSUMER)--0.8%
Anthony Crane Rentals LP Series B
10.375%, 8/1/08.........................      Caa         350       148,750

Service Corporation International 7.20%,
6/1/06..................................       B          300       166,500
                                                                -----------
                                                                    315,250
                                                                -----------

TELECOMMUNICATIONS (LONG DISTANCE)--0.9%
Level 3 Communication, Inc. 10.75%,
3/15/08.................................       B          500       360,249

WASTE MANAGEMENT--1.2%
Allied Waste Industries, Inc. 6.10%,
1/15/03.................................       Ba         500       452,213
---------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $9,776,008)                                      9,262,845
---------------------------------------------------------------------------

6                      See Notes to Financial Statements

Phoenix-Goodwin Multi-Sector Short Term Bond Fund

                                            MOODY'S      PAR
                                             RATING     VALUE
                                          (Unaudited)   (000)      VALUE
                                          ------------  ------  -----------
NON-AGENCY MORTGAGE-BACKED
SECURITIES--19.1%

Bear Stearns Mortgage Securities, Inc.
95-1, 2B3 7.40%, 7/25/10................     BB(c)      $ 367   $   352,865

Bear Stearns Mortgage Securities, Inc.
95-1, 1B3 6.457%, 5/25/10(d)............     BB(c)        477       444,401

CS First Boston Mortgage Securities
Corp. 97-SPCE, C 7.077%, 2/20/07........     AA(c)        750       738,985
CS First Boston Mortgage Securities
Corp. 97-C2, A3 6.55%, 11/17/07.........      Aaa         250       242,934

CS First Boston Mortgage Securities
Corp. 98-C2, A1 5.96%, 12/15/07.........      Aaa         213       205,410

Criimi Mae Trust I 96-C1, A2 7.56%,
6/30/33.................................     BBB(c)       398       386,196

DLJ Commercial Mortgage Corp. 98-CF2,
A1A 5.88% 11/12/31......................      Aaa         479       461,408

G.E. Capital Mortgage Services, Inc.
94-26, B2 6.906%, 7/25/09(d)............      Baa         197       190,194

G.E. Capital Mortgage Services, Inc.
96-8, 1M 7.25%, 5/25/26.................     AAA(c)       284       277,101
IMPAC CMB Trust 98-2, M3 7.25%,
4/25/28.................................      A(c)        453       444,576

Imperial CMB Trust 98-1, M2 7.25%,
11/25/29................................       A          774       762,528

Prudential Securities Secured Financing
Corp. 98-C1, A1A1 6.105%, 11/15/02......      Aaa         411       406,749

Residential Funding Mortgage Securities
I 93-S23, M3 6.50%, 6/25/08.............      Aaa         553       533,620
Residential Funding Mortgage Securities
I 93-S29, M3 7%, 8/25/08................     AA+(c)       417       406,835

Residential Funding Mortgage Securities
I 96-S8, A4 6.75%, 3/25/11..............     AAA(c)        78        75,674
                                            MOODY'S      PAR
                                             RATING     VALUE
                                          (Unaudited)   (000)      VALUE
                                          ------------  ------  -----------

Resolution Trust Corp. 94-C1, C 8%,
6/25/26.................................      A(c)      $  54   $    54,048

Structured Asset Securities Corp. 00-C2,
L 8.37%, 3/20/03(d).....................     BB+(c)       481       467,022

Structured Asset Securities Corp.
98-C3A, H 7.172%, 4/25/03(d)............      Baa         500       494,838

Summit Mortgage Trust 00-1, B3 6.138%,
12/28/12(d).............................     A-(c)        540       516,449
---------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $7,461,802)                                      7,461,833
---------------------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES--11.8%

ARGENTINA--2.4%
Republic of Argentina Series B 0%,
4/15/01.................................     BBB(c)     1,000       958,750

BRAZIL--2.8%
Republic of Brazil 11.625%, 4/15/04.....       B          500       507,875

Republic of Brazil Series El-L 7.625%,
4/15/06(d)..............................       B          440       402,738

Republic of Brazil DCB-L Series 18 Yr
7.688%, 4/15/12(d)......................       B          250       186,406
                                                                -----------
                                                                  1,097,019
                                                                -----------

BULGARIA--1.1%
Republic of Bulgaria IAB PDI Euro 7.75%,
7/28/11(d)..............................       B          250       187,500

Republic of Bulgaria FLIRB Series A
Bearer 3%, 7/28/12(d)...................       B          335       241,200
                                                                -----------
                                                                    428,700
                                                                -----------

CROATIA--1.8%
Croatia Series B 7.75%, 7/31/06(d)......      Baa         472       449,633
Croatia Series A 7.75%, 7/31/10(d)......      Baa         273       252,272
                                                                -----------
                                                                    701,905
                                                                -----------

MEXICO--1.3%
United Mexican States Global Bond
10.375%, 2/17/09........................      Baa         500       532,500

                       See Notes to Financial Statements                       7

Phoenix-Goodwin Multi-Sector Short Term Bond Fund

                                            MOODY'S      PAR
                                             RATING     VALUE
                                          (Unaudited)   (000)      VALUE
                                          ------------  ------  -----------
PANAMA--1.3%
Republic of Panama RegS 7.875%,
2/13/02.................................       Ba       $ 500   $   493,750
PHILIPPINES--0.5%
Republic of Philippines 8.875%,
4/15/08.................................       Ba         225       187,313

POLAND--0.6%
Poland Bearer PDI 6%, 10/27/14(d).......      Baa         250       231,406
---------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $4,645,300)                                      4,631,343
---------------------------------------------------------------------------

FOREIGN CORPORATE BONDS--15.2%
MEXICO--8.6%
Banco Nacional de Mexico SA US$
Remittance Master Trust 144A
7.57%, 12/31/00(b)......................     A-(c)         67        66,704

Cemex SA de CV 144A 8.625%,
7/18/03(b)..............................       Ba         500       500,000
Grupo Elektra SA de CV 12.75%,
5/15/01.................................      B(c)        500       513,750

Grupo Industrial Durango 12.625%,
8/1/03..................................       B          500       505,000

Grupo Iusacell SA de CV 14.25%,
12/1/06.................................       B          400       404,000
Grupo Televisa SA 144A 8.625%,
8/8/05(b)...............................      Baa         500       487,500
Nacional Financiera SNC 144A 22%,
5/20/02(b)(e)...........................      Baa       5,000       546,488

Vicap SA 10.25%, 5/15/02................       Ba         350       334,250
                                                                -----------
                                                                  3,357,692
                                                                -----------

NETHERLANDS--2.3%
Deutsche Telekom International Finance
7.75%, 6/15/05(d).......................       Aa         500       508,509

Netia Holdings BV 13.75%, 6/15/10.......       B          230       171,563
                                            MOODY'S      PAR
                                             RATING     VALUE
                                          (Unaudited)   (000)      VALUE
                                          ------------  ------  -----------
NETHERLANDS--CONTINUED
Telefonica Europe BV 7.35%, 9/15/05.....       A        $ 200   $   200,600
                                                                -----------
                                                                    880,672
                                                                -----------

POLAND--2.5%
TPSA Finance BV 144A 7.125%,
12/10/03(b).............................      Baa       1,000       980,000

TURKEY--0.6%
Garanti Grantor Trust 97-A 144A 8.734%,
4/15/02(b)(d)...........................    BBB-(c)       236       229,094

VENEZUELA--1.2%
PDVSA Finance Ltd. Series 98-1 6.45%,
2/15/04.................................      Baa         500       474,600
---------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $5,995,463)                                      5,922,058
---------------------------------------------------------------------------

                                                        SHARES
                                                        ------
PREFERRED STOCKS--0.6%

TELECOMMUNICATIONS (LONG DISTANCE)--0.6%
Global Crossing Holdings Ltd. PIK
10.50%..................................                2,500       240,000
---------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(IDENTIFIED COST $248,125)                                          240,000
---------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--104.0%
(IDENTIFIED COST $41,316,574)                                    40,646,431
---------------------------------------------------------------------------

                                            MOODY'S      PAR
                                             RATING     VALUE
                                          (Unaudited)   (000)
                                          ------------  ------
SHORT-TERM OBLIGATIONS--6.1%

COMMERCIAL PAPER--6.1%
Koch Industries, Inc. 6.62%, 11/1/00....      A-1+      $ 995       995,000

8                      See Notes to Financial Statements

Phoenix-Goodwin Multi-Sector Short Term Bond Fund

                                            MOODY'S      PAR
                                             RATING     VALUE
                                          (Unaudited)   (000)      VALUE
                                          ------------  ------  -----------
COMMERCIAL PAPER--CONTINUED
Ford Motor Credit Co. 6.58%, 11/2/00....      A-1       $1,395  $ 1,394,745
---------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $2,389,745)                                      2,389,745
---------------------------------------------------------------------------

TOTAL INVESTMENTS--110.1%
(IDENTIFIED COST $43,706,319)                                  43,036,176(a)
Cash and receivables, less liabilities--(10.1%)                (3,953,145)
                                                              -----------
NET ASSETS--100.0%                                            $39,083,031
                                                              ===========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $247,810 and gross depreciation of $917,953 for federal income tax purposes. At October 31, 2000, the aggregate cost of securities for federal income tax purposes was $43,706,319.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2000 these securities amounted to a value of $3,217,786 or 8.2% of net assets.
(c)  As rated by Standard & Poor's, Fitch or Duff & Phelps.
(d) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(e)  Par value represents Mexican Pesos.

                       See Notes to Financial Statements                       9

Phoenix-Goodwin Multi-Sector Short Term Bond Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2000

ASSETS
Investment securities at value
  (Identified cost $43,706,319)                               $   43,036,176
Cash                                                                  50,870
Receivables
  Investment securities sold                                       1,867,310
  Interest and dividends                                             702,877
  Fund shares sold                                                   104,764
  Receivable from adviser                                              3,276
Prepaid expenses                                                         400
                                                              --------------
    Total assets                                                  45,765,673
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                  4,601,575
  Fund shares repurchased                                          1,915,235
  Income distribution payable                                         49,218
  Distribution fee                                                    13,753
  Trustees' fee                                                       10,208
  Transfer agent fee                                                  17,605
  Financial agent fee                                                  5,555
Accrued expenses                                                      69,493
                                                              --------------
    Total liabilities                                              6,682,642
                                                              --------------
NET ASSETS                                                    $   39,083,031
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $   44,415,744
Undistributed net investment income                                  138,688
Accumulated net realized loss                                     (4,800,485)
Net unrealized depreciation                                         (670,916)
                                                              --------------
NET ASSETS                                                    $   39,083,031
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, $0.01 par value,
  unlimited authorization (Net Assets $22,636,727)                 5,045,446
Net asset value per share                                              $4.49
Offering price per share $4.49/(1-2.25%)                               $4.59
CLASS B
Shares of beneficial interest outstanding, $0.01 par value,
  unlimited authorization (Net Assets $9,171,188)                  2,050,200
Net asset value and offering price per share                           $4.47
CLASS C
Shares of beneficial interest outstanding, $0.01 par value,
  unlimited authorization (Net Assets $7,275,116)                  1,622,583
Net asset value and offering price per share                           $4.48

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 2000

INVESTMENT INCOME
Interest                                                      $    3,532,457
Dividends                                                             26,250
                                                              --------------
    Total investment income                                        3,558,707
                                                              --------------
EXPENSES
Investment advisory fee                                              225,686
Distribution fee, Class A                                             59,312
Distribution fee, Class B                                             73,712
Distribution fee, Class C                                             37,432
Financial agent fee                                                   72,175
Transfer agent                                                        78,393
Professional                                                          32,081
Registration                                                          30,839
Printing                                                              24,464
Trustees                                                              18,152
Custodian                                                             16,160
Miscellaneous                                                         14,385
                                                              --------------
    Total expenses                                                   682,791
    Less expenses borne by investment adviser                       (204,580)
                                                              --------------
    Net expenses                                                     478,211
                                                              --------------
NET INVESTMENT INCOME                                              3,080,496
                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                   (1,170,086)
Net realized loss on foreign currency transactions                   (15,718)
Net change in unrealized appreciation (depreciation) on
  foreign currency and foreign currency transactions                    (533)
Net change in unrealized appreciation (depreciation) on
  investments                                                        302,716
                                                              --------------
NET LOSS ON INVESTMENTS                                             (883,621)
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $    2,196,875
                                                              ==============

10                     See Notes to Financial Statements

Phoenix-Goodwin Multi-Sector Short Term Bond Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                          Year Ended    Year Ended
                                           10/31/00      10/31/99
                                          -----------  ------------
FROM OPERATIONS
  Net investment income (loss)            $ 3,080,496  $  3,640,701
  Net realized gain (loss)                 (1,185,804)   (1,255,455)
  Net change in unrealized appreciation
    (depreciation)                            302,183       404,251
                                          -----------  ------------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS               2,196,875     2,789,497
                                          -----------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A           (1,727,123)   (2,209,345)
  Net investment income, Class B             (672,190)     (807,843)
  Net investment income, Class C             (525,828)     (720,412)
  In excess of net investment income,
    Class A                                        --        (9,014)
  In excess of net investment income,
    Class B                                        --        (3,296)
  In excess of net investment income,
    Class C                                        --        (2,939)
                                          -----------  ------------
  DECREASE IN NET ASSETS RESULTING FROM
    DISTRIBUTIONS TO SHAREHOLDERS          (2,925,141)   (3,752,849)
                                          -----------  ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (2,835,706 and 3,582,772 shares,
    respectively)                          12,882,792    16,755,923
  Net asset value of shares issued from
    reinvestment of distributions
    (285,810 and 377,128 shares,
    respectively)                           1,294,007     1,757,357
  Cost of shares repurchased (3,786,816
    and 5,376,778 shares, respectively)   (17,187,679)  (25,115,199)
                                          -----------  ------------
Total                                      (3,010,880)   (6,601,919)
                                          -----------  ------------
CLASS B
  Proceeds from sales of shares (728,390
    and 757,791 shares, respectively)       3,275,043     3,535,661
  Net asset value of shares issued from
    reinvestment of distributions
    (109,153 and 126,951 shares,
    respectively)                             492,951       589,906
  Cost of shares repurchased (1,192,688
    and 1,109,023 shares, respectively)    (5,383,383)   (5,162,766)
                                          -----------  ------------
Total                                      (1,615,389)   (1,037,199)
                                          -----------  ------------
CLASS C
  Proceeds from sales of shares (742,115
    and 1,484,770 shares, respectively)     3,370,276     6,906,958
  Net asset value of shares issued from
    reinvestment of distributions
    (80,802 and 124,900 shares,
    respectively)                             366,005       581,636
  Cost of shares repurchased (1,177,882
    and 1,922,094 shares, respectively)    (5,351,239)   (8,935,139)
                                          -----------  ------------
Total                                      (1,614,958)   (1,446,545)
                                          -----------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                     (6,241,227)   (9,085,663)
                                          -----------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS    (6,969,493)  (10,049,015)
NET ASSETS
  Beginning of period                      46,052,524    56,101,539
                                          -----------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $138,688 AND ($4,395), RESPECTIVELY]  $39,083,031  $ 46,052,524
                                          ===========  ============

                       See Notes to Financial Statements                      11

Phoenix-Goodwin Multi-Sector Short Term Bond Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                       CLASS A
                                       -----------------------------------------------------------------------
                                                                YEAR ENDED OCTOBER 31
                                       -----------------------------------------------------------------------
                                        2000            1999            1998            1997            1996
Net asset value, beginning of
  period                               $  4.57         $  4.66         $  5.06         $  4.91         $  4.74
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income (loss)            0.35            0.33            0.34            0.34            0.33
  Net realized and unrealized
    gain (loss)                          (0.10)          (0.08)          (0.29)           0.14            0.17
                                       -------         -------         -------         -------         -------
      TOTAL FROM INVESTMENT
        OPERATIONS                        0.25            0.25            0.05            0.48            0.50
                                       -------         -------         -------         -------         -------
LESS DISTRIBUTIONS
  Dividends from net
    investment income                    (0.33)          (0.34)          (0.34)          (0.33)          (0.33)
  Dividends from net realized
    gains                                   --              --           (0.11)             --              --
  In excess of net investment
    income                                  --            0.00(4)           --              --              --
                                       -------         -------         -------         -------         -------
      TOTAL DISTRIBUTIONS                (0.33)          (0.34)          (0.45)          (0.33)          (0.33)
                                       -------         -------         -------         -------         -------
Change in net asset value                (0.08)          (0.09)          (0.40)           0.15            0.17
                                       -------         -------         -------         -------         -------
NET ASSET VALUE, END OF PERIOD         $  4.49         $  4.57         $  4.66         $  5.06         $  4.91
                                       =======         =======         =======         =======         =======
Total return(1)                           5.67%           5.57%           0.85%          10.08%          10.91%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                          $22,637         $26,071         $33,212         $28,557         $13,702

RATIO TO AVERAGE NET ASSETS
  OF:
  Operating expenses(2)                   1.00%           1.00%(3)        1.00%           1.00%           1.00%
  Net investment income (loss)            7.67%           7.21%           6.90%           6.54%           6.88%
Portfolio turnover                         116%            122%            126%            246%            232%

(1)  Maximum sales charges are not reflected in the total return calculation.
(2) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.50%, 1.48%, 1.55%, 1.86%, and 2.19% for the periods ended October 31, 2000,
     1999, 1998, 1997 and 1996, respectively.
(3) For the year ended October 31, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(4)  Amount is less than $0.01

12                     See Notes to Financial Statements

Phoenix-Goodwin Multi-Sector Short Term Bond Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                        CLASS B
                                         ---------------------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31
                                         ---------------------------------------------------------------------
                                           2000            1999            1998            1997           1996
Net asset value, beginning of
  period                                 $ 4.56         $  4.65         $  5.06         $  4.91         $ 4.74
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income (loss)             0.32            0.31            0.31            0.31           0.31
  Net realized and unrealized
    gain (loss)                           (0.10)          (0.08)          (0.29)           0.15           0.17
                                         ------         -------         -------         -------         ------
      TOTAL FROM INVESTMENT
        OPERATIONS                         0.22            0.23            0.02            0.46           0.48
                                         ------         -------         -------         -------         ------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                (0.31)          (0.32)          (0.32)          (0.31)         (0.31)
  Dividends from net realized
    gains                                    --              --           (0.11)             --             --
  In excess of net investment
    income                                   --            0.00(7)           --              --             --
                                         ------         -------         -------         -------         ------
      TOTAL DISTRIBUTIONS                 (0.31)          (0.32)          (0.43)          (0.31)         (0.31)
                                         ------         -------         -------         -------         ------
Change in net asset value                 (0.09)          (0.09)          (0.41)           0.15           0.17
                                         ------         -------         -------         -------         ------
NET ASSET VALUE, END OF PERIOD           $ 4.47         $  4.56         $  4.65         $  5.06         $ 4.91
                                         ======         =======         =======         =======         ======
Total return(1)                            4.95%           5.04%           0.12%           9.51%         10.36%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                            $9,171         $10,957         $12,225         $10,318         $5,943

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(2)                    1.50            1.50%(6)        1.50%           1.50%          1.50%
  Net investment income                    7.18%           6.70%           6.44%           6.05%          6.38%
Portfolio turnover                          116%            122%            126%            246%           232%

                                                                      CLASS C
                                         ------------------------------------------------------------------
                                                 YEAR ENDED OCTOBER 31                         FROM
                                         -------------------------------------         INCEPTION 10/1/97 TO
                                          2000            1999            1998               10/31/97
Net asset value, beginning of
  period                                 $ 4.56         $ 4.66         $  5.06                $ 5.15
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income (loss)             0.34           0.33            0.34                  0.03
  Net realized and unrealized
    gain (loss)                           (0.10)         (0.10)          (0.30)                (0.09)
                                         ------         ------         -------                ------
      TOTAL FROM INVESTMENT
        OPERATIONS                         0.24           0.23            0.04                 (0.06)
                                         ------         ------         -------                ------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                (0.32)         (0.33)          (0.33)                (0.03)
  Dividends from net realized
    gains                                    --             --           (0.11)                   --
  In excess of net investment
    income                                   --           0.00(7)           --                    --
                                         ------         ------         -------                ------
      TOTAL DISTRIBUTIONS                 (0.32)         (0.33)          (0.44)                (0.03)
                                         ------         ------         -------                ------
Change in net asset value                 (0.08)         (0.10)          (0.40)                (0.09)
                                         ------         ------         -------                ------
NET ASSET VALUE, END OF PERIOD           $ 4.48         $ 4.56         $  4.66                $ 5.06
                                         ======         ======         =======                ======
Total return(1)                            5.41%          5.07%           0.59%                (1.30)%(5)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                            $7,275         $9,025         $10,665                  $575

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)                    1.25%          1.25%(6)        1.25%                 1.25%(4)
  Net investment income                    7.41           6.95%           6.70%                 5.51%(4)
Portfolio turnover                          116%           122%            126%                  246%(5)

(1)  Maximum sales charges are not reflected in the total return calculation.
(2) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.00%, 1.98%, 2.05%, 2.36%, and 2.69% for the periods ended October 31, 2000,
     1999, 1998, 1997 and 1996, respectively.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.74%, 1.73%, 1.80% and 2.11% for the periods ended October 31, 2000, 1999, 1998 and 1997, respectively.
(4)  Annualized.
(5)  Not annualized.
(6) For the year ended October 31, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(7)  Amount is less than $0.01.

                       See Notes to Financial Statements                      13

PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

  Effective October 12, 2000, Phoenix-Goodwin Multi-Sector Short Term Bond Fund (the "Fund") is organized as a Delaware business trust, (prior to that date, the Fund was organized as a Massachusetts business trust) and is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund's investment objective is to provide high current income relative to short-term alternatives, while attempting to limit fluctuations in the net asset value of Fund shares resulting from movements in interest rates. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 2.25%. Class B shares are sold with a contingent deferred sales charge which declines from 2% to zero depending on the period of time the shares are held. Class C shares are sold with no sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Fund are borne pro rata by the holders of all classes of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

  Certain securities held by the Fund were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. At October 31, 2000, the total value of these securities represented approximately 2% of net assets.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to income using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

  It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions to shareholders are declared and recorded daily. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences include the treatment of expiring capital loss carryforwards, foreign currency gain/loss, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

  The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2000 (CONTINUED)

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  As compensation for its services to the Fund, the adviser, Phoenix Investment Counsel, Inc. ("PIC"), an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), is entitled to a fee at an annual rate of 0.55% of the average daily net assets of the Fund. The Adviser has agreed to assume expenses of the Fund in excess of 1.00%, 1.50% and 1.25% of the average aggregate daily net asset value of Class A, Class B and Class C shares, respectively. For the year ended October 31, 2000, the Adviser has waived or reimbursed the Fund $204,580 for such expenses.

  As Distributor of the Fund's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect majority-owned subsidiary of PHL, has advised the Fund that it retained net selling commissions of $2,387 for Class A shares and deferred sales charges of $14,049 for Class B shares for the year ended October 31, 2000. In addition, the Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares, 0.75% for Class B shares and 0.50% for Class C shares of the average daily net assets of the Fund. The Distribution Plan for Class A shares provides for fees to be paid up to a maximum on an annual basis of 0.30%; the Distributor has voluntarily agreed to limit the fee to 0.25%. The Distributor has advised the Fund that of the total amount expensed for the year ended October 31, 2000, $73,726 was retained by the Distributor, $82,722 was paid to unaffiliated participants, and $14,008 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  As Financial Agent of the Fund, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. For the year ended October 31, 2000, financial agent fees were $72,175 of which PEPCO received $38,860. The current fee schedule of PFPC Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

  PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust ("State Street") as sub-transfer agent. For the year ended October 31, 2000, transfer agent fees were $78,393 of which PEPCO retained $7,042 which is net of the fees paid to State Street. At October 31, 2000, PHL and affiliates held 34,902 Class A shares with a value of $156,710.

3. PURCHASE AND SALE OF SECURITIES

  During the year ended October 31, 2000, purchases and sales of investments, excluding short-term securities and U.S. Government and agency securities, amounted to $33,402,587 and $38,197,931, respectively. Purchases and sales of long-term U.S. Government and agency securities amounted to $13,975,096 and $11,222,968, respectively.

4. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risk than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund's ability to repatriate such amounts.

  High yield-high risk securities typically entail greater price volatility and principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the subadviser to accurately predict risk.

5. CAPITAL LOSS CARRYOVERS

  The Fund has capital loss carryover of $4,800,485 comprised of $2,039,934 and $1,576,614 and $1,183,937 expiring in 2006, 2007 and 2008, respectively, which may be used to offset future capital gains.

6. RECLASSIFICATION OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Funds have recorded reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of October 31, 2000, the Fund decreased undistributed net investment income by $12,272, increased accumulated net realized gain by $1,867 and increased capital paid in on shares of beneficial interest by $10,405.

  This report is not authorized for distribution to prospective investors in the Phoenix Multi-Sector Short Term Bond Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS
[PRICEWATERHOUSECOOPERS LOGO]

To the Board of Trustees and Shareholders of Phoenix-Goodwin Multi-Sector Short Term Bond Fund

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Goodwin Multi-Sector Short Term Bond Fund (the "Fund") at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 15, 2000

RESULTS OF SHAREHOLDER MEETING (UNAUDITED)

Special meetings of Shareholders of Phoenix-Goodwin Multi-Sector Short Term Bond Fund were held on May 16, 2000 and October 12, 2000 to approve the following matters:

    1. Approve a new Rule 12b-1 Distribution Plan for Class B Shares

    2. Approve a new Rule 12b-1 Distribution Plan for Class C Shares

    3. Approve an Agreement and Plan of Reorganization which provides for the reorganization of the Fund into a series of a new Delaware business trust.

    4. Amend the fundamental investment restriction of the Fund regarding diversification.

    5. Amend the fundamental investment restriction of the Fund regarding concentration.

    6. Amend the fundamental investment restriction of the Fund regarding borrowing.

    7. Amend the fundamental investment restriction of the Fund regarding the issuance of senior securities.

    8. Amend the fundamental investment restriction of the Fund regarding underwriting.

    9. Amend the fundamental investment restriction of the Fund regarding investing in real estate.

    10. Amend the fundamental investment restriction of the Fund regarding investing in commodities.

    11. Amend the fundamental investment restriction of the Fund regarding lending.

    12. Eliminate the fundamental investment restriction of the Fund regarding the purchase of securities on margin.

    13. Eliminate the fundamental investment restriction of the Fund regarding investing in oil, gas or other mineral programs.

    14. Eliminate the fundamental investment restriction of the Fund regarding short sales.

    15. Eliminate the fundamental investment restriction of the Fund regarding investing in and writing puts, calls straddles and spreads.

On the record date for these meetings, the shares outstanding and percentage of the shares outstanding and entitled to vote that were present by proxy were as follows:

                                          SHARES OUTSTANDING  PERCENTAGE PRESENT BY PROXY
                                          ------------------  ---------------------------
Phoenix-Goodwin Multi-Sector Short Term
  Bond Fund Class B                           2,160,502                    50.70%
Phoenix-Goodwin Multi-Sector Short Term
  Bond Fund Class C                           1,654,331                    57.65%
Phoenix-Goodwin Multi Sector Short Term
  Fund                                        8,868,758                    64.77%

NUMBER OF VOTES

                                                  FOR      AGAINST    ABSTAIN
                                               ---------  ---------  ---------
1.   Approve a new Rule 12b-1 Distribution       909,790    55,691    129,836
     Plan for Class B Shares
2.   Approve a new Rule 12b-1 Distribution       908,421    11,626     33,648
     Plan for Class C Shares
3.   Approve an Agreement and Plan of          5,347,535   164,930    231,619
     Reorganization which provides for the
     reorganization of the Fund into a series
     of a new Delaware business trust.
4.   Amend the fundamental investment          5,295,410   205,282    243,393
     restriction of the Fund regarding
     diversification.
5.   Amend the fundamental investment          5,270,647   220,142    253,295
     restriction of the Fund regarding
     concentration.
6.   Amend the fundamental investment          5,243,828   245,807    254,449
     restriction of the Fund regarding
     borrowing.
7.   Amend the fundamental investment          5,266,653   227,750    249,681
     restriction of the Fund regarding the
     issuance of senior securities.
8.   Amend the fundamental investment          5,252,110   228,496    263,478
     restriction of the Fund regarding
     underwriting.
9.   Amend the fundamental investment          5,232,853   262,098    249,133
     restriction of the Fund regarding
     investing in real estate.
10.  Amend the fundamental investment          5,208,979   283,086    252,019
     restriction of the Fund regarding
     investing in commodities.
11.  Amend the fundamental investment          5,251,857   238,356    253,872
     restriction of the Fund regarding
     lending.
12.  Eliminate the fundamental investment      5,175,418   290,043    278,623
     restriction of the Fund regarding the
     purchase of securities on margin.
13.  Eliminate the fundamental investment      5,203,109   298,977    241,998
     restriction of the Fund regarding
     investing in oil, gas or other mineral
     programs.
14.  Eliminate the fundamental investment      5,183,994   270,241    289,849
     restriction of the Fund regarding short
     sales.
15.  Eliminate the fundamental investment      5,174,185   277,059    292,840
     restriction of the Fund regarding
     investing in and writing puts, calls
     straddles and spreads.

PHOENIX-GOODWIN MULTI-SECTOR
SHORT TERM BOND FUND
101 Munson Street
Greenfield, Massachusetts 01301

TRUSTEES
Robert Chesek
E. Virgil Conway
Harry Daizell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
William R. Moyer, Executive Vice President
John F. Sharry, Executive Vice President
James D. Wehr, Senior Vice President
David L. Albrycht, Vice President
Robert S. Driessen, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary
Nancy J. Engberg, Assistant Secretary

INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, CT 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, CT 06115-0480

TRANSFER AGENT
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, CT 06115-0480

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US

The Fund Connection               1-800-243-1574
Customer Service                  1-800-243-1574
Investment Strategy Hotline       1-800-243-4361 (option 2)
Marketing Department              1-800-243-4361 (option 3)
Text Telephone                    1-800-243-1926

www.phoenixinvestments.com

         PHOENIX EQUITY PLANNING CORPORATION
         PO Box 150480                                           ------------
         Hartford CT 06115-0480                                   PRSRT STD
                                                                 U.S. POSTAGE
                                                                     PAID
  [LOGO] PHOENIX                                                    ANDREW
         INVESTMENT PARTNERS                                      ASSOCIATES
                                                                 ------------


         For more information about
         Phoenix mutual funds, please call
         your financial representative or
         contact us at 1-800-243-4361 or
         www.phoenixinvestments.com.









         PXP 681 (12/00)

Phoenix Investment Partners

                              ANNUAL REPORT


                                                       OCTOBER 31, 2000







          Goodwin








                                                       Phoenix-Goodwin
                                                       Multi-Sector Fixed
                                                       Income Fund










[LOGO]PHOENIX
      INVESTMENT PARTNERS

MESSAGE FROM THE PRESIDENT

DEAR SHAREHOLDER:
[PHOTO]

  We are pleased to provide this annual report for the 12 months ended October 31, 2000. On the following pages, your Fund's portfolio manager reviews market events over the past year and discusses his current investment strategy and outlook. We hope you find his comments informative. If you have any questions, please call your financial advisor or contact us at 1-800-243-1574 or www.phoenixinvestments.com.

  "Past performance is no guarantee of future results." Every investor is familiar with this reminder that no one can predict accurately what your future investment return will be based on past performance results. As we've seen this year, financial markets can be quite changeable, revolving around investor perceptions as much as hard facts. Because of the market's ever-changing nature, many high-performing mutual funds may not repeat their gains from one year to the next.

  Establishing a long-term investment plan with the help of a trusted advisor is a crucial step in achieving your personal financial goals. Another critical ingredient to investor success is developing realistic expectations about your investments and about market performance.

  Our role is to help you build and preserve your capital over time. Your role is to adopt an investing discipline and maintain a long-term market perspective. Rely on your financial advisor to provide the insight and wisdom to keep you on track.

Sincerely,

/s/ Philip R. McLoughlin

Philip R. McLoughlin

OCTOBER 31, 2000

             Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, DAVID L. ALBRYCHT, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: Phoenix-Goodwin Multi-Sector Fixed Income Fund's investment objective is total return. The Fund is appropriate for investors with a moderate risk tolerance who are seeking to maximize current income consistent with preservation of capital by investing in a broadly diversified bond fund. The Fund's duration is market neutral, approximately equal the Fund's benchmark index. Investors should note that the Fund may hold foreign bonds, and foreign investments pose additional risk, such as currency fluctuation, less public disclosure, and political and economic uncertainty. The Fund may also invest in high-yielding fixed-income securities that are generally subject to greater market fluctuations and risk of loss of income and principal than are investments in lower-yielding fixed-income securities.

Q: HOW HAS THE FUND PERFORMED OVER THE LAST 12 MONTHS?

A: For the fiscal year ended October 31, 2000, Class A shares returned 4.49%, Class B shares earned 3.66% and Class C shares were up 3.65% compared with a return of 7.30% for the Lehman Brothers Aggregate Bond Index.(1) All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT WERE THE BEST PERFORMING AS WELL AS LEAST REWARDING SECTORS OF THE MARKET DURING THE PAST REPORTING PERIOD?

A: As they have over the past 12 months, Treasuries are outperforming all other sectors of the market as investors continue to reward the characteristics of liquidity and quality. Weakness in the Nasdaq Index(2) during the second part of the reporting period put the domestic high-yield sector under extra pressure. The ongoing need for capital was a concern as access to capital declined with the weaker equity markets.

Q: HOW WOULD YOU DESCRIBE YOUR CURRENT STRATEGY?

A: The domestic high-yield market has been jolted by rising rates, increasing default rates and mixed fundamentals. Historically, valuations are very favorable, just waiting for a market catalyst. We believe issue selection remains critical, and our strategy is to continue to overweight higher quality names and remain well-diversified by industry.

    We continue to overweight commercial mortgage-backed securities versus investment-grade corporates because of their strong excess return potential, in our opinion. Technical factors are strong, with issue supply down compared with last year. In addition, fundamentals remain strong in the real estate industry -- delinquencies are low, property values are rising, rental rates are improving and occupancy rates appear stable. Our holdings also include high quality residential mortgage-backed securities and taxable municipal issues.

    We continue to follow our investment strategy of investing in those sectors that offer the best relative value. This approach often leads us to emphasize evolving sectors of the bond market where inefficiencies exist that we believe can lead to significant upside potential. As we move forward, we

(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX MEASURES BROAD BOND MARKET TOTAL-RETURN PERFORMANCE.
(2) THE NASDAQ INDEX MEASURES TECHNOLOGY-ORIENTED STOCK MARKET TOTAL-RETURN PERFORMANCE.
 THE INDICES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

believe the portfolio is well-positioned to take advantage of attractive valuations in the non-Treasury sectors of the market.

Q: WHAT IS YOUR CURRENT MARKET OUTLOOK?

A: We view the environment as favorable for fixed-income investors with a long-term investment horizon. Our positive long-term outlook for fixed-income as an asset class, particularly in the non-Treasury sectors, is driven by a combination of attractive valuations and improving fundamentals. On the fundamental side, the bond market should continue to benefit from a slowing domestic economy, less restrictive Federal Reserve policy and moderating core inflation.

    While we are bullish on bonds over the long term, our near-term outlook is cautious, given the potential volatility associated with such variables as the election and the euro.

                                                                OCTOBER 31, 2000

Phoenix-Goodwin Multi-Sector Fixed Income Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 10/31/00

                                           5        10      INCEPTION   INCEPTION
                                1 YEAR   YEARS    YEARS    TO 10/31/00     DATE
                                ------  -------  --------  -----------  ----------
Class A Shares at NAV(2)         4.49%    5.08%     9.06%          --          --
Class A Shares at POP(3)        (0.48)    4.06      8.53           --          --
Class B Shares at NAV(2)         3.66     4.28        --         6.03      1/3/92
Class B Shares with CDSC(4)     (0.18)    4.28        --         6.03      1/3/92
Class C Shares at NAV(2)         3.65       --        --        (1.33)   10/14/97
Class C Shares with CDSC(4)      3.65       --        --        (1.33)   10/14/97
Lehman Brothers Aggregate Bond
  Index(7)                       7.30     6.33      7.98       Note 5      Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5)  Index performance is 6.81% for Class B (since 12/31/91) and 5.65% for
     Class C (since 10/31/97), respectively.
(6) This chart illustrates POP returns on Class A shares since inception. Returns on Class B and Class C shares will vary due to differing sales charges.
(7) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance. The index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 10/31
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            PHOENIX-GOODWIN MULTI-SECTOR  LEHMAN BROTHERS
              FIXED INCOME FUND, INC.        AGGREGATE
                     CLASS A(6)            BOND INDEX(7)
10/31/1990                        $9,525          $10,000
10/31/1991                       $12,150          $11,581
10/31/1992                       $13,865          $12,720
10/31/1993                       $16,299          $14,230
10/31/1994                       $15,553          $13,708
10/31/1995                       $17,702          $15,853
10/31/1996                       $20,136          $16,780
10/31/1997                       $21,992          $18,272
10/31/1998                       $20,484          $19,978
10/31/1999                       $21,707          $20,084
10/31/2000                       $22,681          $21,550

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/31/90 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                       10/31/00
As a percentage of bond holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Non-Agency Mortgage-Backed  27%
Corporate                   24%
Foreign Government          21%
Foreign Corporate           16%
Municipal                    9%
Foreign Convertible          1%
Asset-Backed                 1%
Convertible                  1%

Phoenix-Goodwin Multi-Sector Fixed Income Fund

TEN LARGEST FIXED INCOME HOLDINGS AT OCTOBER 31, 2000 (AS A PERCENTAGE OF TOTAL
                                  NET ASSETS)

    1.  Middletown Trust                                               3.6%
        CORPORATE BOND
    2.  Federal Republic of Brazil C Bond                              2.9%
        FOREIGN GOVERNMENT SECURITY
    3.  United Mexican States Global Bond 11.50%, 5/15/26              2.7%
        FOREIGN GOVERNMENT SECURITY
    4.  CS First Boston Mortgage Securities Corp. 97-1R, 1M4           2.3%
        NON-AGENCY MORTGAGE-BACKED SECURITY
    5.  Structured Asset Securities Corp. 98-C3A, H                    2.2%
        NON-AGENCY MORTGAGE-BACKED SECURITY
    6.  CS First Boston Mortgage Securities Corp. 97-SPCE C            2.2%
        NON-AGENCY MORTGAGE-BACKED SECURITY
    7.  Republic of Bulgaria                                           2.2%
        FOREIGN GOVERNMENT SECURITY
    8.  First Chicago/Lennar Trust                                     1.9%
        NON-AGENCY MORTGAGE-BACKED SECURITY
    9.  Norwest Asset Securities Corp. 96-3, B1                        1.8%
        NON-AGENCY MORTGAGE-BACKED SECURITY
   10.  Commercial Mortgage Asset Trust                                1.8%
        NON-AGENCY MORTGAGE-BACKED SECURITY

                        INVESTMENTS AT OCTOBER 31, 2000

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)       VALUE
                                          ------------  --------  ------------
MUNICIPAL BONDS--8.2%

CALIFORNIA--3.1%
Fresno Pension Obligation Taxable 7.80%,
6/1/14..................................      AAA       $    500  $    516,040
Oakland Pension Obligation Taxable
Series A 6.95%, 12/15/08................      AAA          3,200     3,178,176
Pasadena Pension Funding Revenue Taxable
Series A 7.10%, 5/15/10.................      AAA          1,900     1,884,401
                                                                  ------------
                                                                     5,578,617
                                                                  ------------

CONNECTICUT--1.3%
Mashantucket Western Pequot Tribe
Revenue Taxable Series A 6.91%,
9/1/12..................................      AAA          1,400     1,364,594

Mashantucket Western Pequot Tribe
Revenue Taxable Series A 144A 6.57%,
9/1/13(b)...............................      AAA          1,075     1,008,511
                                                                  ------------
                                                                     2,373,105
                                                                  ------------

FLORIDA--1.1%
University of Miami Exchangeable Revenue
Taxable Series A 7.65%, 4/1/20..........      AAA          2,000     1,944,780
                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)       VALUE
                                          ------------  --------  ------------

ILLINOIS--1.1%
Illinois Educational Facilities
Authority-Loyola University Revenue
Taxable Series A 7.84%, 7/1/24..........      AAA       $  2,000  $  1,976,360

PENNSYLVANIA--1.6%
Pittsburgh Pension General Obligation
Taxable Series B 6.35%, 3/1/13..........      AAA          3,000     2,752,260
------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $15,199,543)                                       14,625,122
------------------------------------------------------------------------------

ASSET-BACKED SECURITIES--1.1%
Pennant CBO Ltd. 1A, D 13.43%,
3/14/11.................................     Ba(c)         2,000     2,005,000
------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $1,947,034)                                         2,005,000
------------------------------------------------------------------------------

CORPORATE BONDS--22.1%

AEROSPACE/DEFENSE--0.7%
BE Aerospace, Inc. 9.50%, 11/1/08.......       B           1,250     1,231,250

AIRLINES--1.2%
Northwest Airlines Corp. Series 00-1, G
8.072%, 10/1/19.........................      AAA          2,000     2,066,040

                       See Notes to Financial Statements                       5

Phoenix-Goodwin Multi-Sector Fixed Income Fund

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)       VALUE
                                          ------------  --------  ------------
BROADCASTING (TELEVISION, RADIO & CABLE)--0.5%
RCN Corp. 10.125%, 1/15/10..............       B-       $  1,400  $    959,000

COMMUNICATIONS EQUIPMENT--3.4%
Crown Castle International Corp. 0%,
5/15/11(d)..............................       B           2,975     1,911,437

Metromedia Fiber Network, Inc. 10%,
12/15/09(g).............................       B+          2,000     1,525,760

Spectrasite Holdings, Inc. Series B 0%,
3/15/10(d)..............................       B-          2,200     1,078,000
Telecorp PCS, Inc. 10.625%, 7/15/10.....      B(c)         1,500     1,503,750
                                                                  ------------
                                                                     6,018,947
                                                                  ------------

GAMING, LOTTERY & PARI-MUTUEL COMPANIES--2.7%
Horseshoe Gaming Holdings Corp. Series B
8.625%, 5/15/09.........................       B+          1,500     1,455,000

Mandalay Resort Group 10.25%, 8/1/07....      BB-          1,300     1,335,750
Mohegan Tribal Gaming 8.125%, 1/1/06....       BB            500       485,625

Park Place Entertainment Corp. 9.375%,
2/15/07.................................      BB+          1,000     1,012,500
Station Casinos, Inc. 144A 9.875%,
7/1/10(b)...............................       B+            505       507,525
                                                                  ------------
                                                                     4,796,400
                                                                  ------------
HEALTH CARE (HOSPITAL MANAGEMENT)--1.0%
HCA-The Healthcare Co. 8.75%, 9/1/10....      BB+          1,750     1,768,615
HEALTH CARE (SPECIALIZED SERVICES)--1.1%
HEALTHSOUTH Corp. 144A 10.75%,
10/1/08(b)..............................      BB+          1,950     1,966,033

INSURANCE (MULTI-LINE)--3.6%
Middletown Trust Series C 11.75%,
7/15/10(i)..............................       A+          6,146     6,453,272

LEISURE TIME (PRODUCTS)--0.6%
Bally Total Fitness Holding Corp.
Series D 9.875%, 10/15/07...............       B-          1,250     1,168,750

OIL & GAS (DRILLING & EQUIPMENT)--0.5%
R & B Falcon Corp. Series B 6.75%,
4/15/05.................................       B+          1,000       940,000

POWER PRODUCERS (INDEPENDENT)--1.0%
AES Corp. 9.375%, 9/15/10...............       BB          1,750     1,785,000
                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)       VALUE
                                          ------------  --------  ------------

RAILROADS--0.4%
Kansas City Southern Industries, Inc.
144A 9.50%, 10/1/08(b)..................      BB-       $    750  $    765,000

RETAIL (SPECIALTY)--1.0%
Musicland Group, Inc. 9%, 6/15/03.......       B           2,000     1,820,000

SERVICES (COMMERCIAL & CONSUMER)--1.5%
IT Group, Inc. (The) 11.25%, 4/1/09.....       B+          1,665     1,423,575

Service Corporation International 7.20%,
6/1/06..................................      BB-          2,200     1,221,000
                                                                  ------------
                                                                     2,644,575
                                                                  ------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.2%
Metromedia International Group, Inc.
10.50%, 9/30/07.........................       NR            837       393,377

TELECOMMUNICATIONS (LONG DISTANCE)--2.1%
Level 3 Communication, Inc. 10.75%,
3/15/08(g)..............................       B           2,000     1,440,995

NTL Communications Corp. Series B 9.25%,
11/15/06(g).............................       B           3,000     2,237,781
                                                                  ------------
                                                                     3,678,776
                                                                  ------------

TEXTILES (APPAREL)--0.6%
Collins & Aikman Products Co. 11.50%,
4/15/06.................................       B           1,250     1,084,375
------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $43,089,555)                                       39,539,410
------------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED SECURITIES--25.6%

CS First Boston Mortgage Securities
Corp. 97-SPCE, C 7.077%, 2/20/07........     AA(c)         4,000     3,941,252

CS First Boston Mortgage Securities
Corp. 97-C2, A3 6.55%, 11/17/07.........      AAA          3,000     2,915,211

CS First Boston Mortgage Securities
Corp. 97-1R, 1M4 7.572%, 2/28/22(d).....     Baa(c)        4,503     4,148,453

Commercial Mortgage Asset Trust 99-C1 D
7.35%, 10/17/13.........................      BBB          3,500     3,211,250

First Boston Mortgage Securities Corp.
93-5, B2 7.30%, 7/25/23.................     A+(c)         2,664     2,559,858

6                      See Notes to Financial Statements

Phoenix-Goodwin Multi-Sector Fixed Income Fund

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)       VALUE
                                          ------------  --------  ------------
First Chicago/Lennar Trust 97-CHL1, D
8.107%, 5/29/08(d)......................     BB(c)      $  4,000  $  3,410,000

First Plus Home Loan Trust 98-1, B1
7.63%, 1/10/24..........................      BBB          2,000     1,820,625

First Union-Lehman Brothers Commercial
Mortgae Trust 97-C2, F 7.50%, 9/18/15...      BB+          1,000       787,872

LB Commercial Conduit Mortgage Trust
98-C4, F 6%, 12/15/08...................      BB+          1,640     1,250,831

Mortgage Capital Funding, Inc. 98-MC2, B
6.549%, 5/18/08.........................     Aa(c)         2,500     2,388,477

Norwest Asset Securities Corp. 96-3, B1
7.25%, 9/25/26..........................     AA+(c)        3,349     3,253,853

Norwest Asset Securities Corp. 97-18, B2
6.75%, 12/25/27.........................     BBB(c)        1,018       922,616

Norwest Asset Securities Corp. 98-2, B1
6.50%, 2/25/28..........................      A(c)         2,917     2,688,846

Norwest Asset Securities Corp. 98-22, B3
6.25%, 9/25/28..........................     BBB(c)          611       531,190
Norwest Asset Securities Corp. 99-3, B3
6%, 1/25/29.............................     BBB(c)          735       625,663

Norwest Asset Securities Corp. 99-6, B3
6%, 3/25/29.............................     BBB(c)          431       366,280

Norwest Asset Securities Corp. 99-12, B3
6.25%, 5/25/29..........................     BBB(c)          491       424,787

Norwest Asset Securities Corp. 99-17, B3
6.25%, 6/25/29..........................     BBB(c)          554       478,485

Paine Webber Mortgage Acceptance Corp.
00-1, M 7.75%, 9/25/30..................     AA(c)         1,946     1,931,245
Ryland Mortgage Securities Corp. III
92-A, 1A 8.256%, 3/29/30................       A-            139       137,957

Structured Asset Securities Corp. 00-C2,
L 8.37%, 3/20/03(d).....................     BB+(c)        1,926     1,868,088

Structured Asset Securities Corp.
98-C3A, H 7.172%, 4/25/03(d)............     Baa(c)        4,000     3,958,701
                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)       VALUE
                                          ------------  --------  ------------

Wells Fargo Mortgage Backed Securities
Trust 00-2, 2B2 7.75%, 6/25/30..........      A(c)      $    629  $    608,642

Wells Fargo Mortgage Backed Securities
Trust 00-2, 2B3 7.75%, 6/25/30..........     BBB(c)          419       390,230

Well Fargo Mortgage Backed Securities
Trust 00-6, B2 7%, 9/25/30..............      A(c)           787       721,327

Wells Fargo Mortgage Backed Securities
Trust 00-6, B3 7%, 9/25/30..............     BBB(c)          524       473,803
------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $46,267,576)                                       45,815,542
------------------------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES--19.3%

ARGENTINA--1.1%
Republic of Argentina RegS 11.75%,
2/12/07(f)..............................      BBB-         2,350     1,892,147

BRAZIL--5.1%
Republic of Brazil DCB-L Series 18 YR
7.688%, 4/15/12(d)......................       B+          3,500     2,609,687

Republic of Brazil C Bond 8%, 4/15/14...       B+          7,019     5,251,117
Republic of Brazil 12.25%, 3/6/30.......       B+          1,500     1,305,000
                                                                  ------------
                                                                     9,165,804
                                                                  ------------

BULGARIA--2.2%
Republic of Bulgaria IAB PDI Euro 7.75%,
7/28/11(d)..............................       B+          5,250     3,937,500

COSTA RICA--0.6%
Republic of Costa Rica 144A 9.995%,
8/1/20(b)...............................       BB          1,000     1,002,500

CROATIA--1.7%
Croatia Series B 7.75%, 7/31/06(d)......      BBB-         2,675     2,547,932
Croatia Series A 7.75%, 7/31/10(d)......      BBB-           636       588,636
                                                                  ------------
                                                                     3,136,568
                                                                  ------------

MEXICO--4.7%
United Mexican States Global Bond
8.625%, 3/12/08.........................      BB+          1,000       977,500

United Mexican States Global Bond
11.375%, 9/15/16........................      BB+          2,250     2,555,438

                       See Notes to Financial Statements                       7

Phoenix-Goodwin Multi-Sector Fixed Income Fund

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)       VALUE
                                          ------------  --------  ------------
MEXICO--CONTINUED
United Mexican States Global Bond
11.50%, 5/15/26.........................      BB+       $  4,125  $  4,873,688
                                                                  ------------
                                                                     8,406,626
                                                                  ------------

PANAMA--0.7%
Republic of Panama 9.375%, 4/1/29.......      BB+          1,250     1,206,875

PHILIPPINES--0.4%
Republic of Philippines 9.875%,
1/15/19.................................      BB+          1,000       747,500

POLAND--1.4%
Poland Bearer PDI 6%, 10/27/14(d).......      BBB+         2,750     2,545,469

RUSSIA--1.0%
Russia Treasury Bill GKO 0%,
11/15/00(e).............................       NR         10,000       410,314

Russia Treasury Bill OFZ 14%,
9/12/01(e)..............................       NR         36,898     1,298,262
                                                                  ------------
                                                                     1,708,576
                                                                  ------------
VENEZUELA--0.4%
Republic of Venezuela DCB Series DL
7.875%, 12/18/07(d).....................       B             893       748,878
------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $38,086,427)                                       34,498,443
------------------------------------------------------------------------------

FOREIGN CORPORATE BONDS--14.9%

BERMUDA--0.5%
Flag Telecom Ltd. 11.625%, 3/30/10(g)...       B           1,250       874,133

CANADA--2.5%
Clearnet Communications, Inc. 0%,
5/1/09(d)...............................      BBB+         2,300     1,863,000
GT Group Telecom, Inc. 0%, 2/1/10(d)....       B-          4,000     1,600,000

Microcell Telecommunications, Inc.
Series B 0%, 6/1/06(d)..................      B(c)         1,000       967,500
                                                                  ------------
                                                                     4,430,500
                                                                  ------------

CHILE--0.6%
Petropower I Funding Trust 144A 7.36%,
2/15/14(b)..............................      BBB          1,321     1,157,143
                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)       VALUE
                                          ------------  --------  ------------

IRELAND--0.7%
Clondalkin Industries PLC 10.625%,
1/15/10(g)..............................      B(c)      $  1,500  $  1,239,680

ISRAEL--0.7%
Partner Communications Company Ltd.
Series DTC 13%, 8/15/10.................       B-          1,500     1,233,750

MEXICO--3.5%
Banco Nacional de Mexico SA US$
Remittance Master Trust 144A 7.57%,
12/31/00(b).............................     A-(c)           587       586,993

Grupo Industrial Durango 12.625%,
8/1/03..................................      BB-          1,850     1,868,500

Grupo Iusacell SA de CV 14.25%,
12/1/06.................................       B+          1,950     1,969,500

Maxcom Telecomunicaciones SA
Series B 13.75%, 4/1/07.................       NR          2,000       950,000

Vicap SA 11.375%, 5/15/07...............       B+          1,000       850,000
                                                                  ------------
                                                                     6,224,993
                                                                  ------------

NETHERLANDS--3.7%
Deutsche Telekom International Finance
BV 8%, 6/15/10..........................       A-          1,500     1,534,743

Deutsche Telekom International Finance
BV 6.625%, 7/6/10(g)....................       A-          2,000     1,700,544

Netia Holdings BV 13.75%, 6/15/10(g)....       B+          1,500     1,118,891
Telefonica Europe BV 7.75%, 9/15/10.....       A+          1,000     1,006,316

United Pan-Europe Communications NV
Series B 11.25%, 11/1/09(g).............       B           2,000     1,313,849
                                                                  ------------
                                                                     6,674,343
                                                                  ------------

POLAND--1.1%
TPSA Finance BV 144A 7.75%,
12/10/08(b).............................      BBB          2,050     1,937,250

UNITED KINGDOM--1.6%
Atlantic Telecom Group PLC 13%,
1/15/10(g)..............................       NR          1,875       794,667

Colt Telecom Group PLC 7.625%,
12/15/09(g).............................       B+          2,000     1,491,854

8                      See Notes to Financial Statements

Phoenix-Goodwin Multi-Sector Fixed Income Fund

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)       VALUE
                                          ------------  --------  ------------
UNITED KINGDOM--CONTINUED
Jazztel PLC 13.25%, 12/15/09(g).........      CCC+      $  1,000  $    618,780
                                                                  ------------
                                                                     2,905,301
                                                                  ------------
------------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $32,496,984)                                       26,677,093
------------------------------------------------------------------------------
CONVERTIBLE BONDS--0.4%
COMMUNICATIONS EQUIPMENT--0.4%
Earthweb, Inc. Cv. 144A 7%, 1/25/05(b)..       NR          1,500       735,000
------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
(IDENTIFIED COST $1,500,000)                                           735,000
------------------------------------------------------------------------------

FOREIGN CONVERTIBLE BONDS--1.4%

RUSSIA--1.4%
Lukinter Finance Lukoil Cv. RegS 3.50%,
5/6/02..................................      CCC          2,375     2,576,875
------------------------------------------------------------------------------
TOTAL FOREIGN CONVERTIBLE BONDS
(IDENTIFIED COST $2,893,892)                                         2,576,875
------------------------------------------------------------------------------

                                                         SHARES
                                                        --------
PREFERRED STOCKS--3.7%

AGENCY NON MORTGAGE-BACKED SECURITIES--1.5%
Home Ownership Funding 2,
Step-down Pfd. 144A 13.338%(b)(d).....................     3,500     2,662,100
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--1.1%
Nextel Communications, Inc. PIK
11.125%.................................                  21,121     1,974,841

TELECOMMUNICATIONS (LONG DISTANCE)--1.1%
Global Crossing Holdings Ltd. PIK
10.50%..................................                  20,000     1,920,000
------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(IDENTIFIED COST $6,694,138)                                         6,556,941
------------------------------------------------------------------------------

                                                         SHARES      VALUE
                                                        --------  ------------

COMMON STOCKS--0.6%

PAPER & FOREST PRODUCTS--0.0%
Northampton Pulp LLC(h)(i)............................     3,650  $     50,187

TELECOMMUNICATIONS (LONG DISTANCE)--0.6%
AT&T Latin America Corp. Class A(h).....                 137,550       980,044
------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $953,940)                                           1,030,231
------------------------------------------------------------------------------

WARRANTS--0.1%

COMMUNICATIONS EQUIPMENT--0.1%
Atlantic Telecom Group PLC Warrants
(United Kingdom)(b)(h)..................                   1,875         7,947

GT Group Telecom, Inc. Warrants
(Canada)(b)(h)..........................                   4,000       240,000
------------------------------------------------------------------------------
TOTAL WARRANTS
(IDENTIFIED COST $0)                                                   247,947
------------------------------------------------------------------------------

                                               NUMBER
                                                 OF
                                              CONTRACTS
                                              ---------
OPTIONS--0.1%

Russian Federation 2.50%, 3/31/30 Call
Options 11/20/00 $36.50 (Par subject to
call $10,000,000).......................         1,000        147,000

Russian Federation 2.50%, 3/31/30 Call
Options 11/29/00 $41.75 (Par subject to
call $10,000,000).......................         1,000         17,500
---------------------------------------------------------------------
TOTAL OPTIONS
(IDENTIFIED COST $695,000)                                    164,500
---------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--97.5%
(IDENTIFIED COST $189,824,089)                            174,472,104
---------------------------------------------------------------------

                       See Notes to Financial Statements                       9

Phoenix-Goodwin Multi-Sector Fixed Income Fund

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)      VALUE
                                          ------------  -------  ------------
SHORT-TERM OBLIGATIONS--3.6%

COMMERCIAL PAPER--0.8%
Koch Industries, Inc. 6.62%, 11/1/00....      A-1+      $   930  $    930,000

Special Purpose Accounts Receivable
Cooperative Corp. 6.62%, 11/1/00........      A-1           610       610,000
                                                                 ------------
                                                                    1,540,000
                                                                 ------------

FORWARD CONTRACT LOAN TRANSACTION--2.8%
VoiceStream Wireless Corp. Term Loan B
2.25%, 5/7/01...........................      A-1         5,000     4,962,500
-----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $6,531,581)                                        6,502,500
-----------------------------------------------------------------------------

TOTAL INVESTMENTS--101.1%
(IDENTIFIED COST $196,355,670)                                 180,974,604(a)
Cash and receivables, less liabilities--(1.1%)                  (1,893,982)
                                                              ------------
NET ASSETS--100.0%                                            $179,080,622
                                                              ============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $2,264,272 and gross depreciation of $17,862,623 for federal income tax purposes. At October 31, 2000, the aggregate cost of securities for federal income tax purposes was $196,572,955.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2000, these securities amounted to a value of $12,576,002 or 7% of net assets.
(c)  As rated by Moody's, Fitch or Duff & Phelps.
(d) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(e)  Par value represents Russian Rubles.
(f)  Par value represents Argentine Pesos.
(g)  Par value represents Euro.
(h)  Non-income producing.
(i) Security valued at fair value as determined in good faith by or under the direction of the Directors.

10                     See Notes to Financial Statements

Phoenix-Goodwin Multi-Sector Fixed Income Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2000

ASSETS
Investments securities at value
  (Identified cost $196,355,670)      $180,974,604
Cash                                         2,245
Foreign currency at value
  (Identified cost $92,946)                 92,892
Receivables
  Interest                               3,494,874
  Investment securities sold             1,027,387
  Fund shares sold                          58,983
Net unrealized appreciation on swap
  agreements                             2,892,072
Prepaid expenses                             1,847
                                      ------------
    Total assets                       188,544,904
                                      ------------
LIABILITIES
Payables
  Investment securities purchased        6,797,826
  Fund shares repurchased                  332,474
  Income distribution payable              246,766
  Distribution fee                          83,973
  Investment advisory fee                   84,976
  Transfer agent fee                        77,553
  Financial agent fee                       15,225
  Trustees' fee                             10,208
Net unrealized depreciation on
  forward currency contract              1,726,339
Accrued expenses                            88,942
                                      ------------
    Total liabilities                    9,464,282
                                      ------------
NET ASSETS                            $179,080,622
                                      ============
NET ASSETS CONSIST OF:
Capital paid in on shares of common
  stock                               $250,670,443
Undistributed net investment income        538,220
Accumulated net realized loss          (57,874,242)
Net unrealized depreciation            (14,253,799)
                                      ------------
NET ASSETS                            $179,080,622
                                      ============
CLASS A
Shares of common stock outstanding,
  $0.10 par value,
  166,666,667 shares authorized (Net
  Assets $109,355,988)                  10,478,455
Net asset value per share                   $10.44
Offering price per share
  $10.44/(1-4.75%)                          $10.96
CLASS B
Shares of common stock outstanding,
  $0.10 par value,
  166,666,667 shares authorized (Net
  Assets $63,529,256)                    6,098,491
Net asset value and offering price
  per share                                 $10.42
CLASS C
Shares of common stock outstanding,
  $0.10 par value,
  166,666,666 shares authorized (Net
  Assets $6,195,378)                       592,943
Net asset value and offering price
  per share                                 $10.45

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 2000

INVESTMENT INCOME
Interest                                                      $   20,045,309
Dividends                                                            763,243
                                                              --------------
    Total investment income                                       20,808,552
                                                              --------------
EXPENSES
Investment advisory fee                                            1,122,184
Distribution fee, Class A                                            292,346
Distribution fee, Class B                                            803,417
Distribution fee, Class C                                             67,535
Financial agent fee                                                  205,730
Transfer agent                                                       377,042
Printing                                                              79,486
Custodian                                                             56,086
Professional                                                          38,865
Registration                                                          38,187
Trustees                                                              23,360
Miscellaneous                                                         18,997
                                                              --------------
    Total expenses                                                 3,123,235
    Custodian fees paid indirectly                                    (1,464)
                                                              --------------
    Net expenses                                                   3,121,771
                                                              --------------

NET INVESTMENT INCOME                                             17,686,781
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized loss on securities                                   (7,156,063)
Net realized gain on swaps                                            23,383
Net realized loss on options                                         (56,428)
Net realized loss on foreign currency                               (152,664)
Net change in unrealized appreciation (depreciation)
  on investments                                                  (2,037,037)
Net change in unrealized appreciation (depreciation)
  on swap agreements                                               2,892,072
Net change in unrealized appreciation (depreciation) on
  foreign currency and foreign currency transactions              (1,750,030)
                                                              --------------
NET LOSS ON INVESTMENTS                                           (8,236,767)
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $    9,450,014
                                                              ==============

                       See Notes to Financial Statements                      11

Phoenix-Goodwin Multi-Sector Fixed Income Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                               Year Ended    Year Ended
                                                                10/31/00      10/31/99
                                                              ------------  ------------
FROM OPERATIONS
  Net investment income (loss)                                $ 17,686,781  $ 21,380,726
  Net realized gain (loss)                                      (7,341,772)  (39,790,682)
  Net change in unrealized appreciation (depreciation)            (894,995)   33,459,211
                                                              ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                   9,450,014    15,049,255
                                                              ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A                                (9,613,020)  (12,709,813)
  Net investment income, Class B                                (6,040,317)   (8,978,439)
  Net investment income, Class C                                  (506,308)     (572,784)
  In excess of net investment income, Class A                           --      (143,541)
  In excess of net investment income, Class B                           --      (101,400)
  In excess of net investment income, Class C                           --        (6,469)
                                                              ------------  ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS    (16,159,645)  (22,512,446)
                                                              ------------  ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (2,960,461 and 2,210,416
    shares, respectively)                                       32,377,070    24,800,587
  Net asset value of shares issued from reinvestment of
    distributions
    (521,532 and 705,561 shares, respectively)                   5,679,445     7,902,801
  Cost of shares repurchased (4,610,373 and 5,266,656
    shares, respectively)                                      (50,532,981)  (58,965,528)
                                                              ------------  ------------
Total                                                          (12,476,466)  (26,262,140)
                                                              ------------  ------------
CLASS B
  Proceeds from sales of shares (434,620 and 551,304 shares,
    respectively)                                                4,775,808     6,181,202
  Net asset value of shares issued from reinvestment of
    distributions
    (250,107 and 372,459 shares, respectively)                   2,722,782     4,168,689
  Cost of shares repurchased (3,142,522 and 3,460,848
    shares, respectively)                                      (34,316,301)  (38,603,400)
                                                              ------------  ------------
Total                                                          (26,817,711)  (28,253,509)
                                                              ------------  ------------
CLASS C
  Proceeds from sales of shares (174,137 and 297,288 shares,
    respectively)                                                1,914,239     3,326,561
  Net asset value of shares issued from reinvestment of
    distributions
    (22,935 and 32,606 shares, respectively)                       250,358       365,221
  Cost of shares repurchased (261,656 and 201,989 shares,
    respectively)                                               (2,881,085)   (2,240,507)
                                                              ------------  ------------
Total                                                             (716,488)    1,451,275
                                                              ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARES TRANSACTIONS   (40,010,665)  (53,064,374)
                                                              ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS                        (46,720,296)  (60,527,565)
NET ASSETS
  Beginning of period                                          225,800,918   286,328,483
                                                              ------------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF
    $538,220 AND DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
    INCOME OF $292,270, RESPECTIVELY]                         $179,080,622  $225,800,918
                                                              ============  ============

12                     See Notes to Financial Statements

Phoenix-Goodwin Multi-Sector Fixed Income Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                               CLASS A
                                                  -----------------------------------------------------------------
                                                                        YEAR ENDED OCTOBER 31
                                                  -----------------------------------------------------------------
                                                    2000          1999          1998          1997          1996
Net asset value, beginning of period              $   10.85     $   11.20     $   13.50     $   13.27     $   12.56
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                         0.95          0.96          1.07          1.03          0.94
  Net realized and unrealized gain (loss)             (0.46)        (0.30)        (1.88)         0.18          0.72
                                                  ---------     ---------     ---------     ---------     ---------
      TOTAL FROM INVESTMENT OPERATIONS                 0.49          0.66         (0.81)         1.21          1.66
                                                  ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment income                (0.90)        (1.00)        (1.07)        (0.98)        (0.95)
  Dividends from net realized gains                      --            --         (0.36)           --            --
  In excess of net investment income                     --         (0.01)           --            --            --
  In excess of net realized gains                        --            --         (0.06)           --            --
                                                  ---------     ---------     ---------     ---------     ---------
      TOTAL DISTRIBUTIONS                             (0.90)        (1.01)        (1.49)        (0.98)        (0.95)
                                                  ---------     ---------     ---------     ---------     ---------
CHANGE IN NET ASSET VALUE                             (0.41)        (0.35)        (2.30)         0.23          0.71
                                                  ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                    $   10.44     $   10.85     $   11.20     $   13.50     $   13.27
                                                  =========     =========     =========     =========     =========
Total return(1)                                        4.49%         5.97%       (6.86)%         9.22%        13.75%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $109,356      $125,931      $156,317      $191,486      $169,664

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                   1.22%(2)      1.14%(3)     1.08%          1.04%(2)      1.07%
  Net investment income                                8.99%         8.59%        8.17%          7.28%         7.56%
Portfolio turnover                                      168%          133%         157%           295%          255%

(1)  Maximum sales charges are not reflected in the total return calculation.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) For the year ended October 31, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 1.13%.

                       See Notes to Financial Statements                      13

Phoenix-Goodwin Multi-Sector Fixed Income Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                               CLASS B
                                                  -----------------------------------------------------------------
                                                                        YEAR ENDED OCTOBER 31
                                                  -----------------------------------------------------------------
                                                    2000          1999          1998          1997          1996
Net asset value, beginning of period              $   10.84     $   11.18     $   13.48     $   13.25     $   12.54
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                         0.87          0.87          0.96          0.92          0.85
  Net realized and unrealized gain (loss)             (0.47)        (0.29)        (1.87)         0.18          0.71
                                                  ---------     ---------     ---------     ---------     ---------
      TOTAL FROM INVESTMENT OPERATIONS                 0.40          0.58         (0.91)         1.10          1.56
                                                  ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment income                (0.82)        (0.91)        (0.97)        (0.87)        (0.85)
  Dividends from net realized gains                      --            --         (0.36)           --            --
  In excess of net investment income                     --         (0.01)           --            --            --
  In excess of net realized gains                        --            --         (0.06)           --            --
                                                  ---------     ---------     ---------     ---------     ---------
      TOTAL DISTRIBUTIONS                             (0.82)        (0.92)        (1.39)        (0.87)        (0.85)
                                                  ---------     ---------     ---------     ---------     ---------
CHANGE IN NET ASSET VALUE                             (0.42)        (0.34)        (2.30)         0.23          0.71
                                                  ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                    $   10.42     $   10.84     $   11.18     $   13.48     $   13.25
                                                  =========     =========     =========     =========     =========
Total return(1)                                        3.66%         5.15%       (7.51)%         8.42%        12.84%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)               $63,529       $92,725      $124,075      $154,989      $142,869

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                   1.95%(2)      1.89%(5)     1.84%          1.79%(2)      1.82%
  Net investment income                                8.24%         7.83%        7.36%          6.52%         6.80%
Portfolio turnover                                      168%          133%         157%           295%          255%

                                                                         CLASS C
                                                  -----------------------------------------------------
                                                                                               FROM
                                                          YEAR ENDED OCTOBER 31              INCEPTION
                                                  -------------------------------------     10/14/97 TO
                                                    2000          1999          1998         10/31/97
Net asset value, beginning of period              $   10.87     $   11.21     $   13.48        $14.22
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                         0.86          0.88          0.97          0.04
  Net realized and unrealized gain (loss)             (0.46)        (0.30)        (1.85)        (0.74)
                                                  ---------     ---------     ---------        ------
      TOTAL FROM INVESTMENT OPERATIONS                 0.40          0.58         (0.88)        (0.70)
                                                  ---------     ---------     ---------        ------
LESS DISTRIBUTIONS
  Dividends from net investment income                (0.82)        (0.91)        (0.97)        (0.04)
  Dividends from net realized gains                      --            --         (0.36)           --
  In excess of net investment income                     --         (0.01)           --            --
  In excess of net realized gains                        --            --         (0.06)           --
                                                  ---------     ---------     ---------        ------
      TOTAL DISTRIBUTIONS                             (0.82)        (0.92)        (1.39)        (0.04)
                                                  ---------     ---------     ---------        ------
CHANGE IN NET ASSET VALUE                             (0.42)        (0.34)        (2.27)        (0.74)
                                                  ---------     ---------     ---------        ------
NET ASSET VALUE, END OF PERIOD                    $   10.45     $   10.87     $   11.21        $13.48
                                                  =========     =========     =========        ======
Total return(1)                                        3.65%         5.23%       (7.36)%        (5.00)%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                $6,195        $7,145        $5,937          $284

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                   1.97%(2)      1.89%(5)     1.88%          1.62%(2)(4)
  Net investment income                                8.23%         7.83%        7.46%          4.75%(4)
Portfolio turnover                                      168%          133%         157%           295%(3)

(1)  Maximum sales charges are not reflected in the total return calculation.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3)  Not annualized
(4)  Annualized
(5) For the year ended October 31, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 1.88%.

14                     See Notes to Financial Statements

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

  Effective October 12, 2000, Phoenix-Goodwin Multi-Sector Fixed Income Fund (the "Fund") is organized as a Delaware business trust, (prior to that date, the Fund was organized as a Maryland corporation) and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to maximize current income consistent with the preservation of capital by investing in fixed income securities. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Fund are borne pro rata by the holders of all classes of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. Equity securities are valued at the last sale price, or if there has been no sale that day, at the last bid price. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

  Certain securities held by the Fund were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. At October 31, 2000, the total value of securities for which prices were provided by market makers represented approximately 8% of net assets.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date or, in case of certain foreign securities, as soon as the Fund is notified. Discounts and premiums are amortized to income using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

  It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions to shareholders are declared and recorded daily. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences include the treatment of expiring capital loss carryforwards, foreign currency gain/loss, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

  The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2000 (CONTINUED)

G. OPTIONS:

  The Fund may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

  The Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

  The Fund may purchase options which are included in the Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

H. SWAP AGREEMENTS:

  The Fund may invest in swap agreements for the purpose of hedging against changes in interest rates or foreign currencies. Swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Net payments of interest are recorded as interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates and/or exchange rates. At October 31, 2000, the Fund had the following swaps outstanding:

                                                              Unrealized
   Notional                                                  Appreciation
    Amount                                                  (Depreciation)
---------------                                             --------------
  $2,100,000      Agreement with Morgan Stanley Capital
                  Services Inc. terminating on
                  November 1, 2004 to receive interest at
                  13.26% in exchange for payment of 11.25%
                  on EUR 2,000,000........................    $  566,667

   2,063,200      Agreement with Chase Manhattan Bank
                  terminating on December 15, 2004 to
                  receive interest at 12.09% in exchange
                  for payment of 10.00% on EUR
                  2,000,000...............................       495,371

   1,203,125      Agreement with Morgan Stanley Capital
                  Services Inc. terminating on March 30,
                  2005 to receive interest at 13.95% in
                  exchange for payment of 11.625% on EUR
                  1,250,000...............................       216,875

   3,089,000      Agreement with Morgan Stanley Capital
                  Services Inc. terminating on
                  November 15, 2006 to receive interest
                  at 11.07% in exchange for payment of
                  9.25% on EUR 3,000,000..................       758,750

   1,956,000      Agreement with Morgan Stanley Capital
                  Services Inc. terminating on March 15,
                  2008 to receive interest at 12.82% in
                  exchange for payment of 10.75% on EUR
                  2,000,000...............................       418,909

   2,035,000      Agreement with Morgan Stanley Capital
                  Services Inc. terminating on
                  December 15, 2004 to receive interest
                  at 9.64% in exchange for payment of
                  7.625% on EUR 2,000,000.................       435,500
                                                              ----------
                                                              $2,892,072
                                                              ==========

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2000 (CONTINUED)

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  As compensation for its services to the Fund, the adviser, Phoenix Investment Counsel, Inc. ("PIC"), an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), is entitled to a fee at an annual rate of 0.55% for the first $1 billion of the average daily net assets of the Fund.

  As Distributor of the Fund's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect majority-owned subsidiary of PHL, has advised the Fund that it retained net selling commissions of $10,932 for Class A shares, and deferred sales charges of $167,665 for Class B and $1,771 for Class C shares for the year ended October 31, 2000. In addition, the Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares of the average daily net assets of the Fund. The Distribution Plan for Class A shares provides for fees to be paid up to a maximum on an annual basis of 0.30%; the Distribution has voluntarily agreed to limit the fee to 0.25%. The Distributor has advised the Fund that of the total amount expensed for the year ended October 31, 2000, $692,502 was retained by the Distributor, $432,410 was paid to unaffiliated participants, and $38,386 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  As Financial Agent of the Fund, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost of PEPCO to provide financial reporting, tax services and oversight of subagent's performance. For the year ended October 31, 2000, financial agent fees were $205,730, of which PEPCO received $38,860. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

  PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company ("State Street") as sub-transfer agent. For the year ended October 31, 2000, transfer agent fees were $377,042 of which PEPCO retained $166,738 which is net of the fees paid to State Street.

  At October 31, 2000, PHL and affiliates held 82,881 Class A shares with a value of $865,278.

3. PURCHASE AND SALE OF SECURITIES

  During the year ended October 31, 2000, purchases and sales of investments, excluding short-term securities and U.S. Government and agency, securities, amounted to $268,467,359 and $296,024,977, respectively. Purchases and sales of long-term U.S. Government and agency securities amounted to $66,580,477 and $73,355,223, respectively.

4. FORWARD CURRENCY CONTRACTS

  As of October 31, 2000 the Fund had entered into the following forward currency contract which contractually obligates the Fund to receive currency at the specified date:

                                                                          Net
                                                                       Unrealized
    Contract to           In Exchange       Settlement                Appreciation
      Receive                 For              Date        Value     (Depreciation)
--------------------  --------------------  ----------  -----------  --------------
Euros  15,488,000       US  $14,969,153        6/7/01   13,242,814      (1,726,339)

5. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

  High yield-high risk securities typically entail greater price volatility and principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the subadviser to accurately predict risk.

6. LOAN AGREEMENTS

  The Fund may invest in direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. For loans which the Fund is a participant, the Fund may not sell its participation in the loan without the lender's prior consent. When the Fund purchases

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2000 (CONTINUED)

assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.

  The fund may use forward contract loan transactions to gain exposure to the syndicated loan market. As a result, the fund may be subject to the credit risk of both the borrower and the lender that is selling the underlying loans.

7. CAPITAL LOSS CARRYOVERS

  The Fund has capital loss carryover of $59,383,296 comprised of $8,655,748, $41,913,137 and $8,814,411, expiring in 2006, 2007 and 2008, respectively, which may be used to offset future capital gains.

8. RECLASSIFICATION OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Funds have recorded reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of October 31, 2000, the Fund decreased undistributed net investment income by $696,646, decreased accumulated net realized loss by $173,657 and increased capital paid in on shares of common stock by $522,989.

  This report is not authorized for distribution to prospective investors in the Phoenix-Goodwin Multi-Sector Fixed Income Fund unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS
[LOGO]

To the Board of Trustees and Shareholders of Phoenix-Goodwin Multi-Sector Fixed Income Fund

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Goodwin Multi-Sector Fixed Income Fund (the "Fund") at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 15, 2000

RESULTS OF SHAREHOLDER MEETING (UNAUDITED)

Special meetings of Shareholders of Phoenix-Goodwin Multi-Sector Fixed Income Fund were held on May 16, 2000 and October 12, 2000, to approve the following matters:

    1. Approve a new Rule 12b-1 Distribution Plan for Class B Shares.

    2. Approve a new Rule 12b-1 Distribution Plan for Class C Shares.

    3. Approve an Agreement and Plan of Reorganization which provides for the reorganization of the Fund into a series of a new Delaware business trust.

    4. Amend the fundamental investment restriction of the Fund regarding concentration.

    5. Amend the fundamental investment restriction of the Fund regarding diversification.

    6. Amend the fundamental investment restriction of the Fund regarding borrowing.

    7. Amend the fundamental investment restriction of the Fund regarding the issuance of senior securities.

    8. Amend the fundamental investment restriction of the Fund regarding underwriting.

    9. Amend the fundamental investment restriction of the Fund regarding investing in real estate.

    10. Amend the fundamental investment restriction of the Fund regarding investing in commodities.

    11. Amend the fundamental investment restriction of the Fund regarding lending.

    12. Eliminate the fundamental investment restriction of the Fund regarding investing in high yield-high risk securities.

    13. Eliminate the fundamental investment restriction of the Fund regarding the purchase of securities on margin.

    14. Eliminate the fundamental investment restriction of the Fund regarding investing in companies for the purpose of exercising control or management.

    15. Eliminate the fundamental investment restriction of the Fund regarding investing in real estate limited partnerships or in oil, gas or other mineral leases

    16. Eliminate the fundamental investment restriction of the Fund regarding short sales.

    17. Eliminate the fundamental investment restriction of the Fund regarding repurchase agreements and participations in loans.

On the record date for these meetings, the shares outstanding and percentage of the shares outstanding and entitled to vote that were present by proxy were as follows:

                                          SHARES OUTSTANDING  PERCENTAGE PRESENT BY PROXY
                                          ------------------  ---------------------------
Phoenix-Goodwin Multi-Sector Fixed
  Income Fund Class B                          7,690,324                   51.51%
Phoenix-Goodwin Multi-Sector Fixed
  Income Fund Class C                            602,997                   57.92%
Phoenix-Goodwin Multi Sector Fixed
  Income Fund (for items 3 through 17)        17,699,492                   56.51%

NUMBER OF VOTES

                                                  FOR      AGAINST    ABSTAIN
                                               ---------  ---------  ---------
1.   Approve a new Rule 12b-1 Distribution     3,511,590   117,756    332,278
     Plan for Class B Shares
2.   Approve a new Rule 12b-1 Distribution       298,989     4,969     45,324
     Plan for Class C Shares
3.   Approve an Agreement and Plan of          9,041,461   247,360    713,899
     Reorganization which provides for the
     reorganization of the Fund into a series
     of a new Delaware business trust.
4.   Amend the fundamental investment          8,859,793   298,086    844,842
     restriction of the Fund regarding
     concentration.
5.   Amend the fundamental investment          8,814,738   318,323    869,659
     restriction of the Fund regarding
     diversification.
6.   Amend the fundamental investment          8,634,222   471,975    896.523
     restriction of the Fund regarding
     borrowing.
7.   Amend the fundamental investment          8,715,474   411,436    875,810
     restriction of the Fund regarding the
     issuance of senior securities.
8.   Amend the fundamental investment          8,758,838   355,509    888,373
     restriction of the Fund regarding
     underwriting.
9.   Amend the fundamental investment          8,732,978   401,238    868,504
     restriction of the Fund regarding
     investing in real estate.
10.  Amend the fundamental investment          8,628,275   489,080    885,365
     restriction of the Fund regarding
     investing in commodities.
11.  Amend the fundamental investment          8,655,076   463,943    883,701
     restriction of the Fund regarding
     lending.
12.  Eliminate the fundamental investment      8,524,369   628,017    850,334
     restriction of the Fund regarding
     investing in high yield-high risk
     securities.
13.  Eliminate the fundamental investment      8,553,351   601,820    847,549
     restriction of the Fund regarding the
     purchase of securities on margin.
14.  Eliminate the fundamental investment      8,693,122   467,325    842,273
     restriction of the Fund regarding
     investing in companies for the purpose
     of exercising control or management.
15.  Eliminate the fundamental investment      8,607,958   540,277    854,485
     restriction of the Fund regarding
     investing in real estate limited
     partnerships or in oil,
     gas or other mineral leases.
16.  Eliminate the fundamental investment      8,652,019   492,535    858,166
     restriction of the Fund regarding short
     sales.
17.  Eliminate the fundamental investment      8,699,676   446,320    856,724
     restriction of the Fund regarding
     repurchase agreements and participations
     in loans.

PHOENIX-GOODWIN MULTI-SECTOR FIXED
INCOME FUND
101 Munson Street
Greenfield, Massachusetts 01301

TRUSTEES
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
William R. Moyer, Executive Vice President
John F. Sharry, Executive Vice President
James D. Wehr, Senior Vice President
David L. Albrycht, Vice President
Robert S. Driessen, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary
Nancy J. Engberg, Assistant Secretary

INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

TRANSFER AGENT
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US

The Fund Connection               1-800-243-1574
Customer Service                  1-800-243-1574
Investment Strategy Hotline       1-800-243-4361 (option 2)
Marketing Department              1-800-243-4361 (option 3)
Text Telephone                    1-800-243-1926

www.phoenixinvestments.com

PHOENIX EQUITY PLANNING CORPORATION
PO Box 150480                                                        PRSRT STD
Hartford CT 06115-0480                                              U.S. Postage
                                                                       PAID
                                                                      Andrew
[LOGO]PHOENIX                                                       Associates
INVESTMENT PARTNERS


For more information about
Phoenix mutual funds, please call
your financial representative or
contact us at 1-800-243-4361 or
www.phoenixinvestments.com.























PXP 660 (12/00)